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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 26, 2004

IMH ASSETS CORP. (as company under an Indenture, dated as of October 28, 2004, providing for, inter alia, the issuance of Collateralized Asset-Backed Bonds, Series 2004-9)

                                IMH Assets Corp.
             (Exact name of registrant as specified in its charter)


          CALIFORNIA                   333-117817              33-0705301
          ----------                   ----------              ----------
 (State or Other Jurisdiction         (Commission            (I.R.S. Employer
      of Incorporation)               File Number)           Idenfication No.)

1401 Dove Street
Newport Beach, California                             92660
-------------------------                          ----------
(Address of Principal                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600

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



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS.

               The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2003 and 2002, and for each of the years in the three-year period ended December 31, 2003, prepared in accordance with accounting principals generally accepted in the United States of America, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the "Commission") on March 15, 2004, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2004 and for the periods ending March 31, 2004 and March 31, 2003 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2004 (which was filed with the Commission on May 10, 2004), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2004 and for the three and six month periods ending June 30, 2004 and June 30, 2003, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2004 (which was filed with the Commission on August 9, 2004), and the Current Reports on Form 8-K filed with the Commission on April 22, 2004, July 22, 2004, August 20, 2004 and October 20, 2004,, as each related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) this Current Report on Form 8-K as it relates to Ambac Assurance Corporation; (ii) the registration statement (No. 333-117817) of the Registrant; and (iii) the Prospectus Supplement relating to IMH Assets Corp., Collateralized Asset-Backed Bonds, Series 2004-9, and shall be deemed to be part hereof and thereof.

Item 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  FINANCIAL STATEMENTS.

          Not applicable.

     (B)  PRO FORMA FINANCIAL INFORMATION.

          Not applicable.

     (c)  EXHIBITS



                    ITEM 601(A) OF
                    REGULATION S-K
EXHIBIT NO.         EXHIBIT NO.                DESCRIPTION
-----------         -----------                -----------
1                       3                      Consent of KPMG LLP, Independent
                                               Registered Public Accounting Firm
                                               of Ambac Assurance Corporation.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                IMH ASSETS CORP.


                                                By:    /s/ Richard J. Johnson
                                                    -------------------------
                                                Name:  Richard J. Johnson
                                                Title: Chief Financial Officer


Dated: October 26, 2004



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                                  EXHIBIT INDEX


               Item 601 (a) of          Sequentially
Exhibit        Regulation S-K           Numbered
Number         Exhibit No.              Description                   Page
------         -----------              -----------                   ----

1                23                     Consent of KPMG LLP,           6
                                        Independent Registered
                                        Public Accounting Firm
                                        of Ambac Assurance
                                        Corporation